Net employee defined benefit - Summary of Additional Information about Sensitivity Analysis for Actuarial Assumptions (Detail) - Discount rate (0.5% movement) [member] - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of sensitivity analysis for actuarial assumptions [line items]
Increase	$ 2,318	$ 709	$ 538
Decrease	$ (2,554)	$ (751)	$ (569)